Exhibit 99.1 Corporate Presentation July 2023 | Soleno Therapeutics

Certain Notices and Disclaimers Forward-Looking Statements This presentation contains forward-looking statements that are subject to many risks and uncertainties. Forward-looking statements appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned product development and clinical trials; the timing of, and our ability to make, regulatory filings and obtain and maintain regulatory approvals for our product candidates; our intellectual property position; the degree of clinical utility of our products, particularly in specific patient populations; our ability to develop commercial functions; expectations regarding product launch and revenue; our results of operations, cash needs, and spending of the proceeds from this offering; financial condition, liquidity, prospects, growth and strategies; the industry in which we operate; and the trends that may affect the industry or us. We may, in some cases, use terms such as “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation. You should also read carefully the factors described in the “Risk Factors” sections and other parts of our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available at www.sec.gov, in order to better understand the risks and uncertainties inherent in our business and underlying any forward-looking statements. As a result of these factors, we cannot assure you that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. Analyses in this presentation are preliminary and may be subject to change 2 | © 2023 Soleno Therapeutics

Soleno Therapeutics (NASDAQ: SLNO)

Strategic Highlights

Orphan asset in Phase 3 Program for Prader-Willi syndrome (PWS)	IP protection to mid-2030s	Orphan Drug and Fast Track Designations	>$1bn PWS global market opportunity	Financed by leading healthcare investors
Topline data reported in June 2020, long-term data in Sep 2021	**Protected by multiple layers of granted and pending patents**	**Orphan designation in US and EU for PWS. Fast Track granted in US**	**Addresses hallmark symptoms of PWS**	**Financed by leading HC-focused institutional investors**
Clinically relevant improvements in hyperphagia, behaviors, and body composition with DCCR* supported by decades-long safety profile of active moiety	Provides composition of matter protection, as well as protection of formulations, and method of use Substantial potential for patent term extension	Significant upside potential in other indications Orphan designation granted for GSD1a in US	Significant commercial potential in PWS, an orphan indication with high unmet need. No approved treatments for hyperphagia, the hallmark symptom of PWS	Dec 2023 $60m financing commitment from Nantahala, Abingworth and Vivo

*Diazoxide Choline Extended Release tablets

3 | © 2023 Soleno Therapeutics

SOLENO THERAPEUTICS

Leadership Team • Anish Bhatnagar, M.D. • Jim Mackaness Chief Executive Officer Chief Financial Officer • Neil M. Cowen, Ph.D. • Scott Madsen Senior VP, Drug Development VP, CMC • Patricia C. Hirano, M.P.H. • Charles Horn VP, Regulatory Affairs VP, Quality • Kristen Yen, M.S. VP, Clinical Operations 4 | © 2023 Soleno Therapeutics

Prader-Willi Syndrome (PWS) • Complex genetic neurobehavioral/metabolic disorder due to the loss or lack of expression of a set of genes on chromosome 15 • Birth incidence ~1:15,000 births • Elevated mortality rates with mean age of death ~21 - 30 years • Highest unmet needs – Hyperphagia – Low lean body mass/increased fat mass – PWS-related behaviors • Families with a child with PWS have low quality of life – Caregiver burden higher for caregivers of people with PWS than those with Alzheimers Butler MG, et al. Genet Med. 2017 Jun;19(6):635-642. Bellis SA, et al.. The Eur J Med Genet. 2022 Jan;65(1):104379. Kayadjanian N et al., PLoS One 2018 Mar 26; 12(3): e0194655 5 | © 2023 Soleno Therapeutics

DCCR Was Developed to Facilitate Once Daily Dosing and Improve Response § Choline salt chosen to improve § Titration and dosing optimized to solubility safely reach target dose and § Formulation developed to extend maintain therapeutic response absorption throughout the GI tract 30 25 § DCCR dosed once daily to 20 achieve stable intraday circulating drug levels 15 § Strong relationship between 10 circulating drug levels with DCCR 5 and therapeutic responses in PWS 0 0 2 4 6 8 10 12 14 16 18 20 22 24 Hours Post-dose at Steady State PK015 6 | © 2023 Soleno Therapeutics Circulating concentration of diazoxide (µg/mL)

Mechanism of Action in PWS Genes, 11(4), 450. https://doi.org/10.3390/genes11040450. 7 | © 2023 Soleno Therapeutics

DCCR Phase 3 Clinical Program Design • C601 (DESTINY PWS): Multi-center, randomized, double-blind, placebo- controlled, parallel arm study in patients with PWS (Phase 3) • C602: Open-label safety extension study C601 2-week C602 13-Week Double-blind Run-in Open-label Extension Treatment DCCR Completed N = 85 n = 120 As of October 2022 Enrolled Early N=83 N = 158 Termination Placebo n = 7 N = 42 Mean age = 13.5 years 44.4% M / 55.6% F 20.2% UK / 79.8% US 61.3% Deletion / 37.9% Non-deletion 8 | © 2023 Soleno Therapeutics Screened N = 181 2:1 Randomization N = 127 Enrolled N = 115

C601 Primary and Key Secondary Endpoints All Data Data through March 1, 2020 DCCR Placebo DCCR Placebo Primary Endpoint (N = 82) (N = 42) (N = 82) (N = 42) Mean (SE) Change from Baseline in Hyperphagia at -5.94 -4.27 -6.64 -3.51 Visit 7 (0.88) (1.15) (1.00) (1.28) LS Mean Difference [DCCR-Placebo] (SE) -1.67(1.29) -3.13 (1.48) p-value 0.198 0.037 p-value p-value Key Secondary Endpoints Clinical Global Impression of Improvement at Visit 7 0.03 0.015 (CGI-I) Mean Change From Baseline in Body Fat Mass (DXA) 0.023 0.003 at Visit 7 Caregiver Global Impression of Change at Visit 7 0.41 0.031 (Caregiver GI-C) 9 | © 2023 Soleno Therapeutics

C601 Behavioral Endpoints DCCR vs Placebo PWSP Domain p-value Aggressive Behaviors 0.048 Anxiety 0.018 Rigidity, Irritability 0.003 Compulsivity 0.008 Depression 0.185 Disordered Thinking 0.011 DBC-2 Total Score 0.009 Communication Disturbance 0.003 Social Relating 0.008 Observed values through March 1, 2020 10 | © 2023 Soleno Therapeutics

C601 Key Hormonal and Metabolic Markers DCCR vs Placebo p-value Change from Baseline at Week 13 Decreased Acylated Ghrelin (active form) 0.0182 Decreased Leptin <0.0001 Decreased Insulin 0.0110 Increased Adiponectin <0.0001 11 | © 2023 Soleno Therapeutics

Long-term Data DCCR 12 MONTHS INTERIM RESULTS AND COMPARISON TO PATH FOR PWS

C601/C602 and PATH for PWS (PATH) • C602 is an ongoing, open-label extension study of DCCR in subjects who completed DESTINY PWS successfully • PATH is an ongoing study evaluating the natural history of subjects with PWS – Sponsored by FPWR – ~ 650 active participants – Completion of several questionnaires online every 6 months, including HQ-CT and PWSP by caregivers of people with PWS – PATH for PWS analysis set included subjects who met C601/602 inclusion criteria of age, baseline hyperphagia, weight and caregiver • The statistical comparison of DCCR data to PATH was conducted by an independent CRO 13 | © 2023 Soleno Therapeutics

C601/C602 Hyperphagia Change from Baseline Weeks of Exposure to DCCR 0 13 26 39 52 0 -1 -2 -3 -4 * p < 0.0001 -5 -6 -6.5 * -7 -8 * -8.8 * -9 -9.8 * -9.9 -10 -11 -12 14 | © 2023 Soleno Therapeutics LSMean (±SE) Change from Baseline in HQ-CT Score

Change in Hyperphagia with DCCR Compared to PATH 26 Weeks 52 Weeks PATH DCCR PATH DCCR (N = 229) (N = 108) (N = 138) (N = 106) 0 -2 -4 -6 -8 -10 p < 0.001 p < 0.001 -12 15 | © 2023 Soleno Therapeutics LS Mean (± SE) Change from Baseline

C601/C602 PWS Profile Behavioral Change Results after One Year of DCCR Domain p-value Aggressive Behaviors <0.0001 Anxiety <0.0001 Compulsivity <0.0001 Depression <0.0001 Disordered Thinking <0.0001 Rigidity Irritability <0.0001 16 | © 2023 Soleno Therapeutics

C601/C602 Comparison to PATH – LS Mean Change in Behaviors from Baseline at Week 52 Aggressive Rigidity/ Disordered Behavior Anxiety Irritability Compulsivity Depression Thinking (p<0.001) (p<0.001) (p<0.001) (p<0.001) (p=0.003) (p<0.001) 0.3 0.0 -0.1 -0.2 -0.3 -0.3 -1.0 -1.4 -2.0 -3.0 -3.0 -3.1 PATH (n=101) C601/C602 (n=103) 17 | © 2023 Soleno Therapeutics LS Mean Change from Baseline

Endocrine and Hormonal Parameters After One-Year of DCCR Mean change from Baseline at 1 Year p-value Decreased Leptin <0.0001 Decreased Insulin 0.0004 Decreased HOMA-IR 0.0033 Increased Adiponectin <0.0001 18 | © 2023 Soleno Therapeutics

Impact of DCCR • Photos provided with consent of the DCCR study participant’s caregiver through University of Florida, USA • Changes not representative of all participants • Changes occurred over 12 or more months of DCCR once daily 19 | © 2023 Soleno Therapeutics

DCCR Safety Profile • ~100 patients treated for more than one year • Safety profile generally consistent with the known profile of diazoxide and prior experience with DCCR • The most common adverse events reported were hypertrichosis, peripheral edema and hyperglycemia • Most events were Grade 1 or 2 in severity, no Grade 4 or higher events • Typically self limiting, some needing dose adjustment or treatment (e.g. with oral antidiabetics or short course diuretics) • No DCCR-related serious unexpected adverse events (SUSARs) 20 | © 2023 Soleno Therapeutics

REGULATORY STATUS AND C602 RANDOMIZED WITHDRAWAL PERIOD

DCCR Regulatory Status • As a result of DESTINY PWS (C601) not meeting its primary endpoint in the overall analysis, FDA stated that additional controlled data are necessary to support an NDA submission – In June 2023, the FDA acknowledged that data from a proposed randomized withdrawal period of C602 would potentially suffice • Subjects currently enrolled in C602, no new subjects • Study initiated Q3 2023 • Topline data anticipated Q3 2023 22 | © 2023 Soleno Therapeutics

DCCR Phase 3 Updated Clinical Program • C601 (DESTINY PWS): Multi-center, randomized, double-blind, placebo-controlled, parallel arm study in patients with PWS (Phase 3) • C602: Study with open-label extension (OLE) and randomized withdrawal (RW) periods • C614: Open-label safety extension study C602 C614 C601 Open-label Extension and Open-Label 13-Week Double-blind Treatment 4-month Randomized Withdrawal Periods Extension Completed DCCR DCCR n = 120 N = 85 As of Enrolled October N = 57 Early 2022 as of Placebo Termination N=83 July 5, 2023 Placebo N = 42 n = 7 23 | © 2023 Soleno Therapeutics 2:1 Randomization N = 127 Enrolled N = 115 1:1 Randomization N = 77

Randomized Withdrawal Status • Randomization completed May 2023 – 77/83 (93% of participants) randomized – 6 of 83 total participants in the study (6%) declined to participate, in line with our expectation of non- participation • Top-line data continue to be expected in third quarter 2023 24 | © 2023 Soleno Therapeutics

Scientific Outreach & Community Engagement Increasing levels of engagement with PWS community, physicians and advocacy groups Posters and Independent FPWR Independent town presentations at and PWSA| hall meetings with Growing body of medical and USA petition signed study participants clinical evidence scientific by 26,640 supporters and caregivers supporting efficacy conferences by key requesting FDA sharing their and safety opinion leaders and regulatory flexibility testimony about study physicians for DCCR DCCR 25 | © 2023 Soleno Therapeutics

Running for Research Funded, Investigator- Sponsored Study in Early Phase PWS • Rationale for the research study – Biomarker changes in Soleno Phase 3 program suggest DCCR may delay or prevent progression of PWS from early phases to hyperphagic phase • Study exclusively funded by Running for Research – PWS – Soleno to donate DCCR for study – To be conducted at four centers in the US, led by University of Florida – Enrollment goal: ~ 40 participants – Study initiation expected 2H 2023 26 | © 2023 Soleno Therapeutics

Extensive IP Protection Three families of patents being prosecuted in all major pharma markets – primary cases on all three issued Pharmaceutical formulations of Salts of K channel activators Methods to treat PWS ATP K channel activators and uses and uses thereof ATP Specific claims to behavioral thereof PWS relevant claims: treatment and body composition PWS relevant claims: treatment of PWS + Composition of Matter changes in response to DCCR of hyperphagia coverage of DCCR treatment • Extensive protection of diazoxide choline, DCCR formulation and use, method of manufacture, treatment of PWS and more generally, in syndromic obesity expiring 2025 - 2035 27 | © 2023 Soleno Therapeutics

Commercial Supply Chain Establishing supply chain to deliver DCCR to patients • Preparing for validation of commercial scale for drug product • Production at established, GMP-compliant CMOs • Third-party Specialty Pharmacy and Hub Services being established Finished Drug Specialty Pharmacy / Bulk Manufacturing Hub Services Patients Product Distribution 28 | © 2023 Soleno Therapeutics

FINANCIAL INFORMATION

Up to $60m financing commitment • Leading Healthcare Investors - Nantahala, Abingworth and Vivo Capital – $10m RECEIVED May 2023 upon completion of enrollment in RW study – $15m at positive top line data - Tranche A ~8.6m at $1.75 – $35m after FDA approval - Tranche B 14m at $2.50 • Total $60m for 22.6 million shares, average price $2.65 30 | © 2023 Soleno Therapeutics

Financial Highlights Pro Forma Cash and Equity Cash $ million Shares Outstanding million* June 30, 2023* 19.4 18.0 Positive top line data** +15.0 26.6 FDA approval*** +35.0 40.6 * 11.2m common outstanding, March 2022 prefunded warrants + options and other warrants ** Includes exercise of 8.6m Tranche A warrants *** Includes exercise of 14m Tranche B warrants 31 | © 2023 Soleno Therapeutics

Pipeline – Other Opportunities for DCCR Potential Upside Opportunities for DCCR Estimated US Prevalence SH2B1 deficiency obesity 2,255 – 3,376 SIM1 deficiency obesity 1,747 – 2,572 Early onset morbid obesity associated with PCSK1 deficiency < 350 Chronic Hyperinsulinism 820 – 1,100 Glycogen Storage Disease Type 1* 2,800 – 6,800 * Orphan designation granted for diazoxide choline in 2021 32 | © 2023 Soleno Therapeutics Rare Genetic Other Obesities

Corporate Presentation July 2023| Soleno Therapeutics